INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT MAY 13, 2013)

ALMAH, INC.

Pembroke House, 28-32 Pembroke St Upper,

Dublin 2, Ireland

353-871536401

_____________________________

Notice of Stockholder Action by Written Consent

May 13, 2013

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on April 24, 2013 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of Almah, Inc., a Nevada corporation (the “Company”), that holders of the majority of Common Stock have taken action by written consent as of April 24, 2013, to approve the following:

(1)	To authorize the Company’s officers and board of directors to amend the Company’s Articles of Incorporation in the state of Nevada to authorize an increase in the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to three hundred million (300,000,000) shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”);

(2)	To authorize the Company’s officers and board of directors to amend the Company’s Articles of Incorporation in the state of Nevada to change the Company’s name to “Arch Therapeutics, Inc.” (the “Name Change Amendment”); and

(3)	To authorize a forward stock split of the Company’s issued and outstanding shares of Common Stock on an 11 for 1 share basis (the “Forward Split”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Authorized Common Stock Amendment, the Name Change Amendment, or the Forward Split.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with rules and regulations promulgated by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the approval of the Name Change Amendment and Forward Split actions described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective upon FINRA approval. The Authorized Common Stock Amendment will be effective upon filing of the Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

ALMAH, INC.
/s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D. President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

ALMAH, INC.

Pembroke House, 28-32 Pembroke St Upper,

Dublin 2, Ireland,

353-871536401

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On April 24, 2013, stockholders holding four million (4,000,000) shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purpose of approving the Certificate of Amendment to Articles of Incorporation of the Company to: (i) authorize an increase in the authorized Common Stock from seventy-five million (75,000,000) shares of Common Stock to three hundred million (300,000,000) shares of Common Stock, each with a par value of $0.001 (the “Authorized Common Stock Amendment”); (ii) change the Company’s name to “Arch Therapeutics, Inc.” (the “Name Change Amendment”); and (iii) authorize a forward stock split of the Company’s issued and outstanding shares of Common Stock on an 11 for 1 share basis (the “Forward Split”).

As a result of requirements under applicable FINRA rules and regulations, the Name Change Amendment and the Forward Split cannot occur until FINRA has reviewed and approved the Company’s applications in connection with the Name Change Amendment and the Forward Split and the Nevada Secretary of State has accepted the Company’s Certificate of Amendment filings amending the Company’s Articles of Incorporation.

Stockholders Entitled to Notice

As of April 24, 2013 there were 6,030,000 shares of our Common Stock outstanding. Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote per share. Stockholders of record at the close of business on April 24, 2013, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Authorized Common Stock Amendment, the Name Change Amendment, and the Forward Split requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On April 24, 2013, one stockholder holding four million (4,000,000) shares, or approximately 66% of our Common Stock, delivered a written consent to us adopting the proposal set forth herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE NAME CHANGE AMENDMENT, THE AUTHORIZED COMMON STOCK AMENDMENT, AND THE FORWARD SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE NAME CHANGE AMENDMENT, AUTHORIZED COMMON STOCK AMENDMENT, AND THE FORWARD SPLIT THAT WILL OCCUR IF COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE NAME CHANGE AMENDMENT, AUTHORIZED COMMON STOCK AMENDMENT, AND THE FORWARD SPLIT AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of April 24, 2013, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each or our Directors, (iii) each of our executive officers, and (iv) all or our executive officers and Directors as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o Almah, Inc., Pembroke House, 28-32 Pembroke St Upper, Dublin 2, Ireland. Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed. On April 24, 2013, there were 6,030,000 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Terrence W. Norchi, M.D. President, Secretary, Treasurer and Director Pembroke House 28-32 Pembroke St Upper Dublin 2, Ireland	-	-

Avtar Dhillon, M.D Director Pembroke House 28-32 Pembroke St Upper Dublin 2, Ireland	-	-

All Officers and Directors as a Group	-	-

5% Holders
Joey Power (3) Former President, Secretary, Treasurer and Director Pembroke House 28-32 Pembroke St Upper Dublin 2, Ireland	4,000,000	66.33%

(1)	Based on 6,030,000 shares of our common stock outstanding as of April 24, 2013.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Mr. Power resigned from any and all officer and director positions held with the Company effective April 23, 2013.

CONTEMPLATED MERGER TRANSACTION

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013, on May 10, 2013, we entered in an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Therapeutics, Inc., a Massachusetts corporation (“Arch”) and Arch Acquisition Corporation, a Massachusetts corporation and our wholly-owned subsidiary (“Merger Sub”). In accordance with the Merger Agreement, the Merger Sub will merge with and into the Arch (the “Merger”), with Arch surviving the Merger upon the terms and subject to the conditions set forth in the Merger Agreement. Arch operates as a life science company developing polymers containing peptides intended to form gel-like barriers over wounds to stop or control bleeding.

As set forth in the Merger Agreement, we will acquire all of the issued and outstanding capital stock and convertible notes and warrants of Arch (through a reverse acquisition transaction) in exchange for the issuance to the stockholders of Arch of 20,000,000 shares of our Common Stock. The stockholders of Arch will receive two and one-half shares of our Common Stock for each share of common stock of Arch held by them immediately prior to the effective time of the Merger (the “Closing Date”).

The Merger Agreement contains typical representations and warranties by the Company and Arch about their business, operations and financial condition, which must be true and correct in all material respects as of the signing of the Merger Agreement and the Closing Date. The Merger Agreement also contains certain conditions to closing typically found in an agreement of this nature. Subject to the satisfaction or waiver of all closing conditions, we expect to close the transaction by July 31, 2013. A copy of the Merger Agreement is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013, which is incorporated by reference herein.

STOCKHOLDERS’ ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of April 24, 2013, pursuant to our Articles of Incorporation, we are authorized to issue up to seventy-five million (75,000,000) shares of Common Stock. We propose to increase our authorized shares of Common Stock from seventy-five million (75,000,000) to three hundred million (300,000,000) shares of Common Stock (the “Authorized Common Stock Amendment”).

The holders of shares representing a majority of our outstanding voting stock have given their written consent to increase the authorized number of shares of Common Stock. Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as stockholders’ approval. We have filed the Certificate of Amendment to Articles of Incorporation of the Company with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to three hundred million (300,000,000) shares. A copy of the form of Certificate of Amendment to Articles of Incorporation to effectuate the Authorized Common Stock Amendment is attached hereto as Exhibit A.

The Authorized Common Stock Amendment will not result in any changes to our issued and outstanding shares of Common Stock and will only affect the number of shares that may be issued by us in the future.

Reasons for the Amendment

The primary purpose of the Authorized Common Stock Amendment is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of us and our stockholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of additional shares will provide us with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in us, on such stockholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking stockholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

Other than the Forward Split and the issuance of Common Stock contemplated in connection with the Merger Agreement, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of us and our stockholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Certificate of Amendment to Articles of Incorporation will be effective upon filing with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Stockholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some stockholders. Other than as disclosed in the Merger Agreement pursuant to which the stockholders of Arch will acquire an aggregate of 20,000,000 shares of our Common Stock, the Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of us by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Common Stock Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Common Stock Amendment outweighs any disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire us to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

Amendment

The Third Article of our Articles of Incorporation will be amended to read as follows:

“The amount of total authorized capital stock of the corporation is Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share.”

A copy of the Certificate of Amendment to Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to our Authorized Common Stock Amendment, and we will not independently provide our stockholders with any such right.

STOCKHOLDERS’ ACTION No. 2

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

CHANGE THE NAME OF THE COMPANY TO “ARCH THERAPEUTICS, INC.”

General Information and Reasons for Amendment

On April 24, 2013, the holders of shares representing a majority of our outstanding Common Stock, our only voting stock, and our Board of Directors, believing it to be in the best interests of us and our stockholders, approved the Name Change Amendment. The purpose of the Change Name Amendment is to better reflect our future business operations and corporate identity subsequent to potential consummation of the Merger Agreement and the potential transactions contemplated therein. The current name of Almah, Inc. reflects our original business related to the distribution of automobile spare parts online.

The Name Change Amendment is reflected in the Certificate of Amendment to Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference and will be effective upon filing with the Nevada Secretary of State and upon receipt of FINRA approval. The Company will apply for a change to its OTC Bulletin Board ticker symbol, which change will be effective upon FINRA approval.

The change of our name to “Arch Therapeutics, Inc.” will not by itself affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold in connection with the name change. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent.

Amendment

The First Article of the our Articles of Incorporation will be amended to read as follows:

“The name of the corporation is Arch Therapeutics, Inc.”

A copy of the Certificate of Amendment to Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the Name Change Amendment, and we will not independently provide our stockholders with any such right.

STOCKHOLDERS’ ACTION No. 3

Forward stock Split

On April 24, 2013, the holders of shares representing a majority of our outstanding Common Stock, our only voting stock, and our Board of Directors, believing it to be in the best interests of us and our stockholders, approved the Forward Split.

In accordance with the Forward Split, it is the intent of the Board of Directors to issue additional shares to holders of our Common Stock as of the record date determined by the Board of Directors, of 11 shares of Common Stock for each 1 share of Common Stock issued and outstanding, subject to necessary regulatory processing and approval by FINRA. The Board of Directors has approved the Forward Split as required pursuant to the Merger Agreement, to reward current stockholders of the Company, create a more typical capital structure conducive to raising future capital from outside investors, and increase the liquidity of our Common stock in the marketplace. However, the effect of the Forward Split on liquidity and future capital raising cannot be predicted.

The proposed Forward Split would not affect the percentage ownership held by each stockholder, just the number of shares held by each stockholder. Provided we receive approval from FINRA to proceed with the Forward Split, the Forward Split would increase the number of shares of our issued and outstanding Common Stock to 66,330,000, from the current 6,030,000. The Forward Split would not affect the number of our authorized Common Stock or its par value, which would remain at 300,000,000 (as amended pursuant to the Authorized Common Stock Amendment) and $0.001 par value per share, respectively.

Other than the foregoing proposed Forward Split and the issuance of shares contemplated in connection with the Merger Agreement, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of us and our then existing stockholders.

REASONS WE USED STockHOLDER CONSENT AS OPPOSED TO SOLICITATION OF StockHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The increase in our authorized common stock and name change as described in this Information Statement require an amendment to our Articles of Incorporation, which cannot proceed until stockholder approval is obtained and effective. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the amendments to our Articles of Incorporation, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the amendments to our Articles of Incorporation in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices in Ireland at 353-871536401. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Name Change Amendment, the Authorized Common Stock Amendment, and the Forward Split. Your consent to the Name Change Amendment, the Authorized Common Stock Amendment, and the Forward Split is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

ALMAH, INC.
By Order of the Board of Directors
By: /s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D., President

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

ROSS MILLER Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520 (775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Almah, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Articles 1 and 3 are amended in their entirety as set forth on Exhibit A attached hereto and made a part hereof.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 66.33%

4. Effective date of filing: (optional)	May 24, 2013
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 3-6-09

EXHIBIT A

TO

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

ALMAH, INC.

Article 1. The name of the corporation is Arch Therapeutics, Inc.

Article 3: The amount of total authorized capital stock of the corporation is Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share.